UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): December 29, 2023

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

729 N. Washington Ave., Suite 600 Minneapolis, MN	55401
(Address of Principal Executive Offices)	(Zip Code)

(612) 562-9447

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	FOXO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of Independent Registered Public Accounting Firm

On January 3, 2024 (the “Effective Date”), Foxo Technologies, Inc., a Delaware corporation (the “Company”), dismissed EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm. The dismissal was approved by the Company’s board of directors.

EisnerAmper was appointed as the Company’s independent registered public accounting firm effective June 12, 2023, replacing KPMG LLP, the Company’s then independent registered public accounting firm. During the time of EisnerAmper engagement as the Company’s independent public accounting firm, EisnerAmper never issued reports on the Company’s financial statements.

During the engagement period (June 12, 2023 to January 3, 2024), (i) the only procedures performed by EisnerAmper were the review of interim financial statements for the three and six months ended June 30, 2023, in accordance with the Public Company Accounting Oversight Board Auditing Standard 4105, which were included in the Form 10-Q as filed on August 10, 2023, and (ii) there were no disagreements between the Company and EisnerAmper, for the most recent fiscal year ended December 31, 2023 and any subsequent interim period through the Effective Date on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of EisnerAmper, would have caused them to make reference to the subject matter of the disagreement in connection with its report. Further, EisnerAmper has not advised the Company that:

1)	information has come to the attention of EisnerAmper which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management; or

2)	the scope of the audit should be expanded significantly, or information has come to the attention of EisnerAmper that they have concluded will, or if further investigated, might materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended December 31, 2023.

As EisnerAmper has not conducted an audit of the Company’s financial statements, EisnerAmper has not advised the Company on internal controls.

The Company provided EisnerAmper with a copy of the disclosures in this Current Report on Form 8-K (the “Form 8-K”) prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of the letter from EisnerAmper dated January 5, 2024 to the SEC, stating whether it agrees with the statements made in this report is filed as Exhibit 16.1 to this 8-K.

Appointment of Independent Registered Public Accounting Firm

On December 29, 2023, the Company engaged Kreit & Chiu CPA LLP (“Kreit”) to serve as the Company’s independent registered public accounting firm for the year ended December 31, 2023. During the past two fiscal years ended December 31, 2022 and 2021, and from January 1, 2023 to December 29, 2023, the Company did not consult with Kreit regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. The decision to engage Kreit was approved and ratified by the Company’s board of directors on January 3, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from EisnerAmper LLP Dated January 5, 2024 Regarding Change in Certifying Accountant
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: January 5, 2024	By:	/s/ Mark White
		Name:	Mark White
		Title:	Interim Chief Executive Officer

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